UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2020
__________________________________________

Dynatronics Corporation
(Exact name of registrant as specified in its charter)
__________________________________________

Utah	0-12697	87-0398434
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification Number)

1200 Trapp Rd, Eagan, Minnesota	55121
(Address of principal executive offices)	(Zip Code)

(801) 568-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14(d)-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	DYNT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submissions of Matters to a Vote of Security Holders

(a) On December 10, 2020, we held our 2020 Annual Meeting of Shareholders (the “Annual Meeting”). As of the record date of October 5, 2020 shares eligible to vote totaled 17,840,711, comprised of 14,389,711 shares of Common Stock, 1,992,000 shares of Series A Preferred (1,628,130 shares “as-converted” voting power), and 1,459,000 shares of Series B Preferred (1,326,364 shares “as-converted” voting power). A quorum of 14,122,394 (79.15%) of the eligible shares, was present in person or represented by proxy at the meeting.

(b) The following is a brief description of each matter submitted to a vote at the Annual Meeting, as well as the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter.

Proposal No. 1: Election of Directors

To elect Brian D. Baker, R. Scott Ward, Scott A. Klosterman and John A. Krier to serve until the 2021 Annual Meeting of Shareholders, and until their successors are duly elected and qualified or until their earlier death, resignation, retirement or removal.

	Votes		Broker
	For	Withheld	Non-Votes
Brian D. Baker	7,975,809	280,093	5,491,076
R. Scott Ward	8,143,627	112,275	5,491,076
Scott A. Klosterman	8,113,593	142,309	5,491,076
John A. Krier	8,125,300	130,602	5,491,076

Proposal No. 2: Approval to Ratify Tanner LLC as Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2021

Votes	Votes	Votes
For	Against	Abstained
13,609,160	129,373	8,445

Proposal No. 3: Approval of our 2020 Equity Incentive Plan.

Votes	Votes	Votes	Broker
For	Against	Abstained	Non-Votes
7,607,716	631,663	16,523	5,491,076

Proposal No. 4: Approval of Reverse Stock Split of our Common Stock

Class of Voting Stock	Votes For	Votes Against	Votes Abstained
Common	10,482,308	997,771	241,515
Common and Preferred (on as-converted basis, subject to voting cutbacks) as a group	12,453,147	1,052,316	241,515
Total Shares Voted	12,453,147	1,052,316	241,515

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2020	DYNATRONICS CORPORATION

	By:	/s/ John Krier
	Name:	John Krier
	Title:	Chief Executive Officer